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                                                                  EXHIBIT 10.15A

                                 AMENDMENT NO. 1

                                     TO THE

                         STATE STREET BOSTON CORPORATION
                     SENIOR EXECUTIVES ANNUAL INCENTIVE PLAN

         Amendment No. 1, effective as of December 21, 1995, to the State Street Boston Corporation Senior Executives Annual Incentive Plan (the "Plan").

                                     RECITAL

         The Executive Compensation Committee has approved the following amendment to the Plan:

         1. The second paragraph of the Plan with respect to eligibility for participation in the Plan is amended to read in its entirety as follows:

             "Eligibility:

             The Chief Executive Officer and such members of the Executive Operating Group as are designated as Participants by the Executive Compensation Committee."

         2.  Except as amended above, the Plan remains in full force and effect.


                                         STATE STREET BOSTON CORPORATION

                                         By:     /s/ Trevor Lukes
                                                 -------------------------------
                                         Name:   Trevor Lukes

                                         Title:  Senior Vice President